                                                                   Exhibit 4.A
================================================================================


                          P. H. GLATFELTER COMPANY



                                     AND



                       WACHOVIA BANK OF GEORGIA, N.A.
                                        as Trustee



                                  Indenture

                        Dated as of January 15, 1993

                          _________________________




================================================================================

                            CROSS REFERENCE SHEET*

                               _______________

                                   Between


          Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of January 15, 1993 between P. H. GLATFELTER COMPANY and WACHOVIA BANK OF GEORGIA, N.A., Trustee:

Section of the Acts                                       Section of Indenture
310(a)(1) and (2)......................................   6.8
310(a)(3) and (4)......................................   Inapplicable
310(a)(5)..............................................   6.8
310(b).................................................   6.8
310(c).................................................   Inapplicable
311(a).................................................   6.13
311(b).................................................   6.13
311(c).................................................   Inapplicable
312(a).................................................   4.1
312(b).................................................   4.4
312(c).................................................   4.4
313(a).................................................   4.3
313(b)(1)..............................................   Inapplicable
313(b)(2)..............................................   4.3
313(c).................................................   4.3
313(d).................................................   4.3
314(a).................................................   4.2
314(b).................................................   Inapplicable
314(c)(1) and (2)......................................   11.5
314(c)(3)..............................................   Inapplicable
314(d).................................................   Inapplicable
314(e).................................................   11.5
314(f).................................................   Inapplicable
315(a), (c) and (d)....................................   6.1
315(b).................................................   5.15
315(e).................................................   5.16
316(a)(1)..............................................   5.13 and 5.14
316(a)(2)..............................................   Not Required
316(a)(last sentence)..................................   7.4
316(b).................................................   5.10
316(c).................................................   7.2
317(a).................................................   5.3 and 5.4
317(b).................................................   3.4(a) and (b)
318(a).................................................   11.7



- ---------------------
*    This Cross Reference Sheet is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PARTIES.....................................................................  1
RECITALS....................................................................  1

                                 ARTICLE ONE

                                 DEFINITIONS
Section 1.1  Certain Terms Defined..........................................  1

                                 ARTICLE TWO

                                 SECURITIES
Section 2.1  Forms Generally................................................  8
Section 2.2  Form of Trustee's Certificate of Authentication................  8
Section 2.3  Title; Payment and Terms.......................................  9
Section 2.4  Authentication and Delivery of Securities...................... 11
Section 2.5  Execution of Securities........................................ 14
Section 2.6  Certificate of Authentication.................................. 15
Section 2.7  Denomination and Date of Securities; Payments
               of Interest.................................................. 15
Section 2.8  Registration, Transfer and Exchange............................ 16
Section 2.9  Mutilated, Defaced, Destroyed, Lost and Stolen Securities...... 19
Section 2.10 Cancellation of Securities; Destruction Thereof................ 20
Section 2.11 Temporary Securities........................................... 20
Section 2.12 CUSIP Numbers.................................................. 21

                                ARTICLE THREE

                           COVENANTS OF THE ISSUER
Section 3.1  Payment of Principal and Interest.............................. 21
Section 3.2  Offices for Payments, etc...................................... 22
Section 3.3  Appointment to Fill a Vacancy in Office of Trustee............. 23
Section 3.4  Paying Agents.................................................. 23
Section 3.5  Statements as to Compliance.................................... 24
Section 3.6  Merger, Consolidation or Sale of Assets........................ 24
Section 3.7  Limitation on Liens............................................ 24
Section 3.8  Limitation on Subsidiary Indebtedness.......................... 26
Section 3.9  Limitation on Sale and Lease-Back.............................. 27
Section 3.10 Corporate Existence............................................ 27


                                      (i)

                                                                            Page
                                                                            ----
                                ARTICLE FOUR

                    SECURITYHOLDERS LISTS AND REPORTS BY
                         THE ISSUER AND THE TRUSTEE
Section 4.1  Issuer to Furnish Trustee Information as to Names and
               Addresses of Securityholders................................. 27
Section 4.2  Reports by the Issuer.......................................... 28
Section 4.3  Reports by the Trustee......................................... 28
Section 4.4  Communication by Holders with Other Holders.................... 28

                                ARTICLE FIVE

                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT
Section 5.1  Event of Default Defined;  Acceleration of Maturity;
               Waiver of Default............................................ 29
Section 5.2  Acceleration of Maturity; Recission and Annulment.............. 31
Section 5.3  Collection of Indebtedness by Trustee; Trustee May Prove Debt.. 32
Section 5.4  Trustee May File Proofs of Claim............................... 33
Section 5.5  Trustee May Enforce Claims without Possession of Securities.... 34
Section 5.6  Application of Proceeds........................................ 35
Section 5.7  Suits for Enforcement.......................................... 36
Section 5.8  Restoration of Rights on Abandonment of Proceedings............ 36
Section 5.9  Limitations on Suits by Securityholders........................ 36
Section 5.10 Unconditional Right of Securityholders to Institute
               Certain Suits................................................ 37
Section 5.11 Powers and Remedies Cumulative; Delay or Omission Not
               Waiver of Default............................................ 37
Section 5.12 Delay or Omission Not Waiver................................... 38
Section 5.13 Control by Holders of Securities............................... 38
Section 5.14 Waiver of Past Defaults........................................ 38
Section 5.15 Trustee to Give Notice of Default, but may Withhold in
               Certain Circumstances........................................ 39
Section 5.16 Right of Court to Require Filing of Undertaking to Pay Costs... 39

                                 ARTICLE SIX

                           CONCERNING THE TRUSTEE
Section 6.1  Duties and Responsibilities of the Trustee;
               During Default; Prior to Default............................. 40
Section 6.2  Certain Rights of the Trustee.................................. 41

                                      (ii)

                                                                            Page
                                                                            ----
Section 6.3  Trustee Not Responsible for Recitals, Disposition of
               Securities or Application of Proceeds Thereof................ 43
Section 6.4  Trustee and Agents May Hold Securities; Collections, etc....... 43
Section 6.5  Moneys Held by Trustee......................................... 43
Section 6.6  Compensation and Indemnification of Trustee and
               Its Prior Claim.............................................. 43
Section 6.7  Right of Trustee to Rely on Officer's Certificate, etc......... 44
Section 6.8  Persons Eligible for Appointment as Trustee; Disqualification.. 45
Section 6.9  Resignation and Removal; Appointment of Successor Trustee...... 45
Section 6.10 Acceptance of Appointment by Successor Trustee................. 47
Section 6.11 Merger, Conversion, Consolidation or Succession to Business
               of Trustee................................................... 48
Section 6.12 Appointment of Authenticating Agent............................ 49
Section 6.13 Preferential Collection of Claims Against the Company.......... 50

                                ARTICLE SEVEN

                       CONCERNING THE SECURITYHOLDERS
Section 7.1  Evidence of Action Taken by Securityholders.................... 50
Section 7.2  Proof of Execution of Instruments and of Holding of
               Securities................................................... 50
Section 7.3  Holders to Be Treated as Owners................................ 51
Section 7.4  Securities Owned by Issuer Deemed Not Outstanding.............. 51
Section 7.5  Principal Amount of Original Issue Discount Securities......... 52
Section 7.6  Right of Revocation of Action Taken............................ 52

                                ARTICLE EIGHT

                           SUPPLEMENTAL INDENTURES
Section 8.1  Supplemental Indentures Without Consent of Securityholders..... 53
Section 8.2  Supplemental Indentures with Consent of Securityholders........ 55
Section 8.3  Effect of Supplemental Indenture............................... 56
Section 8.4  Documents to Be Given to Trustee............................... 57
Section 8.5  Notation on Securities in Respect of Supplemental Indentures... 57
Section 8.6  Conformity with Trust Indenture Act............................ 57

                                     (iii)

                                                                            Page
                                                                            ----

                                ARTICLE NINE

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE
Section 9.1   Issuer May Consolidate, etc. on Certain Terms................. 57
Section 9.2   Successor Issuer Substituted.................................. 58

                                 ARTICLE TEN

                  SATISFACTION AND DISCHARGE OF INDENTURE;
                               CLAIMED MONEYS
Section 10.1  Satisfaction and Discharge of Securities of any Series........ 59
Section 10.2  Satisfaction and Discharge of Indenture....................... 63
Section 10.3  Application by Trustee of Funds Deposited for Payment
                of Securities............................................... 64
Section 10.4  Repayment of Moneys Held by Paying Agent...................... 64
Section 10.5  Return of Moneys Held by Trustee and Paying Agent
                Unclaimed for Two Years..................................... 64
Section 10.6  Indemnity for U.S. Government Obligations..................... 65
Section 10.7  Reinstatement Provision....................................... 65

                               ARTICLE ELEVEN

                          MISCELLANEOUS PROVISIONS
Section 11.1  Incorporators, Stockholders, Officers and Directors of
                Issuer Exempt From Individual Liability..................... 65
Section 11.2  Provisions of Indenture for the Sole Benefit of Parties
                and Holders of Securities................................... 65
Section 11.3  Successors and Assigns of Issuer Bound by Indenture........... 66
Section 11.4  Notices and Demands on Issuer, Trustee and Holders of
                Securities.................................................. 66
Section 11.5  Officer's Certificates and Opinions of Counsel;
                Statements to Be Contained Therein.......................... 67
Section 11.6  Payments Due on Saturdays, Sundays and Holidays............... 68
Section 11.7  Conflict of Any Provision of Indenture with Trust
                Indenture Act of 1939....................................... 68
Section 11.8  New York Law to Govern........................................ 68
Section 11.9  Counterparts.................................................. 68
Section 11.10 Effect of Headings............................................ 68
Section 11.11 Securities in a Foreign Currency or in ECU.................... 69
Section 11.12 Judgment Currency............................................. 69

TESTIMONIUM................................................................. 71
SIGNATURES.................................................................. 71

                                      (iv)

          THIS INDENTURE, dated as of January 15, 1993, between P. H. GLATFELTER COMPANY, a Pennsylvania corporation (the "Issuer"), and WACHOVIA BANK OF GEORGIA, N.A., a national banking association authorized under the laws of the United States (the "Trustee"),


                            W I T N E S S E T H:


          WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

                               NOW, THEREFORE:

          In consideration of the premises and the purchase of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                 ARTICLE ONE

                                 DEFINITIONS
                                 -----------


          Section 1.1  Certain Terms Defined.  The following terms (except as
                       ---------------------
otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939 and in the Securities Act of 1933 as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as
- -----------------------------------------
are generally accepted at the date hereof except as otherwise provided in any indenture supplemental hereto. The words "herein," "hereof" and "hereunder" and
                                           ------    ------       ---------
other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Authenticating Agent" shall have the meaning set forth in
          --------------------
Section 6.12.

          "Board of Directors" means either the Board of Directors of the Issuer
           ------------------
or any committee of such Board duly authorized to act on its behalf.

          "Board Resolution" means a copy of one or more resolutions, certified
           ----------------
by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

          "Business Day" means, with respect to any Security, a day that in the
           ------------
city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, which is not a Saturday, Sunday, or a day on which banking institutions are authorized or required by law or regulation to close in such city (or cities) or Atlanta, Georgia or in New York City.

          "Capitalized Lease Obligation" means obligations under a lease that
           ----------------------------
are required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with generally accepted accounting principles.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

          "Consolidated Net Income" with respect to any person means, for any
           -----------------------
period, the aggregate of the net income of such person and its Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Net Tangible Assets" means the aggregate amount of
           --------------------------------
assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all liabilities, (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (c) minority interests in Subsidiaries, all as set forth on the most recent consolidated balance sheet of the Issuer and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the office of the Trustee at which the
           ----------------------
corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 191 Peachtree Street N.E., Atlanta, Georgia 30303.

          "covenant defeasance" shall have the meaning set forth in
           -------------------
Section 10.1(B).

          "Depositary" means, with respect to the Securities issuable or issued
           ----------
in the form of one or more Global Securities, the person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder.

          "Dollar" means the coin or currency of the United States of America as
           ------
at the time of payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from
           ---
time to time by the Council of European Communities.

          "Event of Default" means any event or condition specified as such
           ----------------
in Section 5.1.

          "Foreign Currency" means a currency issued by the government of a
           ----------------
country other than the United States.

          "Global Security" means a Security issued to the Depositary in
           ---------------
accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

          "Holder," "Holder of Securities," "Securityholder" or other similar
           ------    --------------------    --------------
terms mean the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

          "Indebtedness" of any person shall mean, at any date, any of the
           ------------
following (without duplication): (a) all obligations, unconditional or contingent, of such person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments or letters of credit; (b) all obligations of such person to pay the deferred purchase price of property or services, except accounts payable and accrued liabilities, in each case, arising in the ordinary course of business; (c) Capitalized Lease Obligations of such person; (d) reimbursement obligations of such person with respect to letters of credit; (e) all Indebtedness of others secured by a lien on any asset of such person, whether or not such indebtedness is assumed or guaranteed by such person; and
(f) all Indebtedness of others guaranteed by such person; and the amount thereof shall be the outstanding principal balance of any such unconditional obligations as described in (a) through (f) and the maximum liability of any such conditional obligations at such date.

          "Indenture" means this instrument as originally executed and delivered
           ---------
or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of Securities established as contemplated hereunder.

          "Interest" means, when used with respect to non-interest bearing
           --------
Securities, interest payable after maturity.

          "Issuer" means, P. H. Glatfelter Company, a Pennsylvania corporation,
           ------
and, subject to Article Nine, its successors and assigns.

          "Issuer Order" means a written statement, request or order of the
           ------------
Issuer signed in its name by the chairman or vice chairman of the Board of Directors, the president, any vice president, the secretary or the treasurer of the Issuer.

          "Judgment Currency" shall have the meaning set forth in Section 11.12.
           -----------------

          "Long-Term Indebtedness" means all Indebtedness of the Issuer maturing
           ----------------------
by its terms more than one year after, or which is renewable or extendable at the option of the Issuer for a period ending more than one year after, the date as of which Long-Term Indebtedness is being determined, and shall include Indebtedness of others that constitutes Indebtedness of the Issuer.

          "Officer's Certificate" means a certificate signed by the chairman or
           ---------------------
vice chairman of the Board of Directors, the president, any vice president, the treasurer or the secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.5.

          "Opinion of Counsel" means an opinion in writing signed by Ballard
           ------------------
Spahr Andrews & Ingersoll, counsel to the Issuer, or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be reasonably satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 11.5.

          "Original issue date" of any Security (or portion thereof) means the
           -------------------
earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means any Security that provides
           --------------------------------
for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2.

          "Outstanding" when used with reference to Securities, shall, subject
           -----------
to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

               (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Trustee for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be
             --------
     redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

               (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section

     2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer); and

               (d) Securities with respect to which the Issuer has effected defeasance as provided in Section 10.1(A).

          In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2.

          "Periodic Offering" means an offering of Securities from time to time,
           -----------------
the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

          "person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "principal" whenever used with reference to the Securities or any
           ---------
Security or any portion thereof, shall be deemed to include "and premium, if any."

          "record date" shall have the meaning set forth in Section 2.7.
           -----------

          "Required Currency" shall have the meaning set forth in Section 11.12.
           -----------------

          "Responsible Officer" when used with respect to the Trustee means the
           -------------------
chairman of the Board of Directors, any vice chairman of the Board of Directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Sale and Leaseback Transaction" has the meaning set forth in Section
           ------------------------------
3.9.

          "Security" or "Securities" has the meaning stated in the first recital
           --------      ----------
of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

          "Subsidiary" means any corporation, partnership or other entity the
           ----------
outstanding securities or interests of which having ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation, partnership or other entity (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) are at the time owned or controlled directly or indirectly by the Issuer or one or more Subsidiaries or by the Issuer and one or more Subsidiaries.

          "Trustee" means the person identified as "Trustee" in the first
           -------
paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee.

          "Trust Indenture Act of 1939" means the Trust Indenture Act of 1939,
           ---------------------------
as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was originally executed, except as provided in Section 8.6.

          "U.S. Government Obligations" shall have the meaning set forth in
           ---------------------------
Section 10.1(A).

          "Yield to Maturity" means, as the context may require, the yield to
           -----------------
maturity (i) on the Securities or (ii) if the Securities are issuable from time to time, on a Security, calculated at the time of issuance of such Security, or, if applicable, at the most recent redetermination of interest on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

                                 ARTICLE TWO

                                 SECURITIES
                                 ----------


          Section 2.1  Forms Generally.  The Securities shall be substantially
                       ---------------
in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplement hereto and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officer executing such Securities as evidenced by his execution of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

          Section 2.2  Form of Trustee's Certificate of Authentication.  The
                       -----------------------------------------------
Trustee's certificate of authentication on all Securities shall be in substantially the following form:

Date:

          "This is one of the Securities referred to in the within-mentioned Indenture.

                                 WACHOVIA BANK OF GEORGIA, N.A.
                                   as Trustee


                                 By
                                    ---------------------------
                                    Authorized Signatory"

          If at any time there shall be an Authenticating Agent appointed with respect to the Securities, then the Trustee's certificate of authentication to be borne by the Securities shall be substantially as follows:

          "This is one of the Securities referred to in the within-mentioned Indenture.


                                 -----------------------------,
                                 as Authentication Agent


                                 By
                                    ---------------------------
                                    Authorized Signatory"


          Section 2.3  Title; Payment and Terms.  The aggregate principal amount
                       ------------------------
of Securities which may be authenticated and delivered and Outstanding under the Indenture is unlimited. The Securities of any series may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

          There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities,

               (1) the title and designation of the Securities (which shall distinguish the Securities of that series from all other series of Securities);

               (2) if other than Dollars, the coin or currency in which the Securities are denominated (including, but not limited to, any Foreign Currency or ECU);

               (3) the date or dates on which the principal of the Securities is payable (which, if so provided by Board Resolution, may be determined by the Issuer from time to time and set forth in the Securities of the series issued from time to time);

               (4) the rate or rates at which the Securities shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate, or rates or date or dates shall be determined;

               (5) the place or places where the principal of and any interest on Securities shall be payable (if other than as provided in Section 3.2);

               (6) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities may be so redeemed, pursuant to any sinking fund or otherwise;

               (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities shall be issuable;

               (9) if other than the principal amount thereof, the portion of the principal amount of Securities which shall be payable upon declaration of acceleration of the maturity thereof;

               (10) if other than the coin or currency in which the Securities are denominated, the coin or currency in which payment of the principal of or interest on the Securities shall be payable;

               (11) if the principal of or interest on the Securities are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

               (12) if the amount of payments of principal of and interest on the Securities may be determined with reference to an index based on a coin or currency other than that in which the Securities are denominated, the manner in which such amounts shall be determined;

               (13) whether the Securities will be permanent or temporary and whether the Securities will be issuable as Global Securities;

               (14) whether and under what circumstances the Issuer will pay additional amounts on the Securities held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

               (15) if the Securities are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

               (16) if a person other than Wachovia Bank of Georgia, N.A. is to act as Trustee for the Securities, the name and location of the Corporate Trust Office of such Trustee;

               (17) any trustees (other than the Trustee named herein), Depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities;

               (18) any other events of default or covenants with respect to the Securities, whether or not such events of default or covenants are consistent with the events of default or covenants set forth herein;

               (19) whether the Securities are to be listed on any stock exchange and, in such case, the name of the stock exchange; and

               (20) any other terms (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any indenture supplemental hereto. All Securities need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any indenture supplemental hereto. All Securities governed by this Indenture and any indenture supplement hereto shall be registered on the security register of the Issuer.

          Section 2.4  Authentication and Delivery of Securities.  The Issuer
                       -----------------------------------------
may deliver Securities executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to written instructions from the Issuer or its duly authorized agent. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs 2, 3 and 4 below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

               (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer, provided that, with respect to Securities subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such Securities, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities shall be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to written instructions from the Issuer or its duly authorized agent or agents;

               (2) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Section 2.1 or 2.3 by or pursuant to which the forms and terms of the Securities were established;

               (3) an Officer's Certificate setting forth the form or forms and terms of the Securities, stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

               (4) either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                    (a) the forms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture;

                    (b) the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture;

                    (c) when the Securities have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                    (d) the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Issuer or any agreement or other instrument binding upon the Issuer or any of its Subsidiaries that is material to the Issuer and its Subsidiaries, considered as one enterprise, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any Subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

          In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the Commonwealth of Pennsylvania and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state, inter alia, that, insofar as such opinion involves
                             ----- ----
factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or a Responsible Officer shall determine that such action would expose the Trustee to any liability or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

          If the Issuer shall establish pursuant to Section 2.3 that the Securities are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture and the terms of this Security, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, and any other applicable statute or regulation.

          Section 2.5  Execution of Securities.  The Securities shall be signed
                       -----------------------
on behalf of the Issuer by any person who is at such time the chairman or vice chairman of its Board of Directors or its president or any vice president or its treasurer or its secretary, under its corporate seal which may, but need not, be attested. Such signature(s) may be the manual or facsimile signature(s) of the present or any future such officer(s). The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such person(s) as, at the actual date of the execution of such Security, shall be the proper officer(s) of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          Section 2.6  Certificate of Authentication.  Only such Securities as
                       -----------------------------
shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers at such time, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          Section 2.7  Denomination and Date of Securities; Payments of
                       ------------------------------------------------
Interest.  The Securities shall be issuable as Securities in denominations
- --------
established as contemplated by Section 2.3 or, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officer(s) of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

          Each Security shall be dated the date of its authentication. The Securities shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

          The person in whose name any Security is registered at the close of business on any record date applicable thereto with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities shall mean the date specified as such in the terms of the Securities established as contemplated by
Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month, or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day. The Issuer may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this provision, such payment shall be deemed practicable by the Trustee.

          Section 2.8  Registration, Transfer and Exchange.  The Issuer will
                       -----------------------------------
keep at the Corporate Trust Office a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities and the registration of transfer of Securities.
Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

          Upon due presentation for registration of transfer of any Security at any such office or agency to be maintained for the purpose as provided in
Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

          At the option of the Holder thereof, Securities (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the office or agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and destroyed pursuant to Section 2.10.

          All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

          The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

          The Issuer shall not be required to exchange or register a transfer of
(a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

          Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          If at any time the Depositary for any Securities represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under the last paragraph of Section

2.4, the Issuer shall appoint a successor Depositary eligible under the last paragraph of Section 2.4 with respect to such Securities. If a successor Depositary eligible under the last paragraph of Section 2.4 for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to
Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such Securities in exchange for such Global Security or Global Securities.

          The Issuer may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such Securities, in exchange for such Global Security or Global Securities.

          If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to the person specified by such Depositary a new Security or Securities, of any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be cancelled by the Trustee or, upon instruction from the Trustee, an agent of the Issuer or the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the persons in whose names such Securities are so registered.

          All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          Section 2.9  Mutilated, Defaced, Destroyed, Lost and Stolen
                       ----------------------------------------------
Securities.  In case any temporary or definitive Security shall become
- ----------
mutilated, defaced or be destroyed, lost or stolen and, in the absence of notice to the Issuer or the Trustee that the Security has been purchased by a bona fide purchaser, the Issuer in its discretion may execute, and upon an Issuer Order, the Trustee shall authenticate and deliver a new Security of the same maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security to the Trustee or such agent.

          Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agents) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security) if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          Section 2.10  Cancellation of Securities; Destruction Thereof.  All
                        -----------------------------------------------
Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All cancelled Securities held by the Trustee or its agents shall be destroyed and certification of their destruction delivered to the Issuer unless, by an Issuer Order, the Issuer shall direct that cancelled Securities be returned to it. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

          Section 2.11  Temporary Securities.  Pending the preparation of
                        --------------------
definitive Securities, the Issuer may execute and upon an Issuer Order the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as Securities of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Any such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities having authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities, unless otherwise established pursuant to Section 2.3.

          Section 2.12  CUSIP Numbers.  The Issuer in issuing the Securities may
                        -------------
use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided
                                                                      --------
that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any redemption of Securities shall not be affected by any defect in or omission of "CUSIP" numbers.


                                ARTICLE THREE

                           COVENANTS OF THE ISSUER
                           -----------------------


          Section 3.1  Payment of Principal and Interest.  The Issuer covenants
                       ---------------------------------
and agrees for the benefit of the Holders of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities (together with any additional amounts, payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture. The interest on Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to, or upon the written order of, the Holders thereof and at the option of the Issuer may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the register of the Issuer with respect to such Securities.

          Section 3.2  Offices for Payments, etc.  The Issuer will maintain in
                       -------------------------
the Borough of Manhattan, the City of New York, an office or agency where the Securities may be presented for payment or where interest on such securities may be paid, an office or agency where the Securities may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.8 an office or agency where the Securities may be presented for registration of transfer as provided in this Indenture. The Issuer hereby initially appoints the office of the Trustee care/of Manufacturers Hanover Trust Company, Bank Window, 55 Water Street, 2nd Floor, New York, New York 10041 as its offices or agencies for each of the foregoing purposes.

          The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Securities or this Indenture may be served. The Issuer hereby initially appoints the office of Wachovia International Banking Corporation, 152 West 57th Street, 37th Floor, New York, New York 10019 (c/o Wachovia Bank of Georgia, N.A.) as its office or agency where notices and demands to or upon the Issuer in respect of the Securities or this Indenture may be served.

          The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any office or agency required by this Section to be located in the Borough of Manhattan, the City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above offices or agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

          The Issuer may from time to time designate one or more additional offices or agencies where the Securities appertaining thereto may be presented for payment, where interest on such Securities may be paid, where the Securities may be presented for exchange as provided in this Indenture, where the Securities may be presented for registration of transfer as provided in this Indenture, and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such
                                            --------  -------
designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the offices or agencies provided for in the immediately preceding paragraphs. The Issuer hereby initially appoints the office of the Trustee set forth in Section 11.4 as such an additional office. The Issuer will give to the Trustee prompt written notice of any such additional designation or any such rescission thereof.

          Section 3.3  Appointment to Fill a Vacancy in Office of Trustee.  The
                       --------------------------------------------------
Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.9, a Trustee, so that there shall at all times be a Trustee with respect to the Securities hereunder.

          Section 3.4  Paying Agents.  Unless otherwise specified in a
                       -------------
resolution, the Trustee for any series of Securities shall also act as the paying agent for such series of Securities. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to any series of Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section, that such paying agent,

          (a) will hold all sums received by it as such agent for the payment of the principal of or interest on such series of Securities (whether such sums have been paid to it by the Issuer or by any other obligor on such series of Securities) in trust for the benefit of the holders of such series of Securities) or of the Trustee, until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

          (b) will give the Trustee notice of any failure by the Issuer (or by any other obligor on such series of Securities) to make any payment of the principal of or interest on such series of Securities when the same shall be due and payable; and

          (c) at any time during the continuance of any such failure, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

          The Issuer will, on or prior to each due date of the principal of or interest on such series of Securities, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or any failure to take such action.

          If the Issuer shall act as its own paying agent with respect to such series of Securities, it will, on or before each due date of the principal of or interest on such series of Securities, set aside, segregate and hold in trust for the benefit of the holders of such series of Securities a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of its action or any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to such series of Securities hereunder, or for any other reason, pay or cause to be paid, or by Issuer Order direct any paying agent to pay to the Trustee all sums held in trust by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

          Section 3.5  Statements as to Compliance.  The Issuer will deliver to
                       ---------------------------
the Trustee annually, commencing July 1, 1993, a certificate, dated June 30 of each such year, of its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof, after a review of the activities of the Issuer during such year ending June 30 (or since the date of this Indenture for the certificate dated July 1, 1993) and performance under this Indenture has been made under such signer's supervision, the Issuer is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Issuer shall not be in compliance, specifying such non-compliance and the nature and status thereof as to which such signer may have knowledge.

          Section 3.6  Merger, Consolidation or Sale of Assets.  The Issuer will
                       ---------------------------------------
not merge or consolidate with or into, or sell, lease, convey or otherwise dispose of, directly or indirectly, all or substantially all of its properties or assets to another corporation, person or entity (whether or not affiliated with the Company) in one transaction or a series of related transactions except as permitted in Section 9.1.

          Section 3.7  Limitation on Liens.
                       -------------------

          The Issuer will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist, any mortgage, pledge, security interest or lien (any such mortgage, pledge, security interest or lien being hereinafter referred to as a "lien" or "liens") of or upon any of their respective properties or assets, whether real or personal, tangible or intangible, or otherwise, whether owned at the date of this Indenture or thereafter acquired ("Property"); provided,
                                                                --------
however, that the foregoing shall not apply to any of the following:
- -------

          (1) liens on any Property created or assumed contemporaneously with (or within 120 days after) the acquisition of such Property to secure or provide for the payment or refinancing of all or any substantial part of the purchase price of such Property or the cost of improvements to such Property; provided that (i) the principal amount of the Indebtedness
               --------
     secured by such liens does not exceed 100% of the costs of such Property and/or improvements and (ii) such liens shall not apply to any Property of the Issuer or any Subsidiary, other than the acquired Property and any improvements with respect thereto;

          (2) liens on any Property existing at the time of acquisition thereof; provided, that such liens (i) shall not extend to any Property of
              --------
     the Issuer or any Subsidiary other than the Property so acquired and (ii) are not incurred in connection with or in contemplation of the acquisition of the Property acquired;

          (3) liens on any Property to secure Indebtedness of a Subsidiary to the Issuer or to another Subsidiary;

          (4) liens for taxes, government assessments or government charges or levies not yet due or which are being contested in good faith by appropriate proceedings, to the extent that a reserve or other appropriate provision, if any, is made in accordance with generally accepted accounting principles;

          (5) warehousemen's, mechanics', carriers', materialmen's, repairmen's and other like liens incurred in the ordinary course of the Company's or any Subsidiaries' businesses and liens securing reimbursement obligations with respect to trade letters of credit, banker's acceptances and sight drafts incurred in the ordinary course of the Company's or any of its Subsidiaries' businesses which encumber documents and other property relating to such trade letters of credit, banker's acceptances and sight drafts;

          (6)  liens existing on the date of this Indenture;

          (7) in addition to liens incurred in connection with any Indebtedness permitted by any other provision of this

     Section 3.7, liens securing indebtedness in an aggregate principal amount which does not (together with all then outstanding Indebtedness permitted by subsection 3.8(iii)) in the aggregate at the time such lien is incurred, exceed 10% of Consolidated Net Tangible Assets;

          (8) liens on any Property in favor of the United States of America or any State thereof or the Commonwealth of Puerto Rico, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof or the Commonwealth of Puerto Rico, to secure partial, progress, advance or other payments, or other obligations pursuant to any contract or statute or to secure any indebtedness or obligations incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving the Property subject to such liens (including liens incurred in connection with pollution control, industrial revenue, Title XI maritime financings or similar financings);

          (9) liens on timberlands in connection with an arrangement under which the Issuer and/or one or more Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money, however reasonably determined; or

          (10) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any lien referred to in the foregoing clauses (1) to (9) inclusive; provided, however, that the
                                                 --------  -------
     principal amount of Indebtedness secured thereby shall not be in excess of the outstanding principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the Property which secured the lien so extended, renewed or replaced (plus improvements on such Property).

          Section 3.8  Limitation on Subsidiary Indebtedness.  No Subsidiary
                       -------------------------------------
may, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness unless (i) such Indebtedness is secured by liens permitted by the preceding Section 3.7, (ii) such Indebtedness is payable to the Issuer or another Subsidiary or (iii) the amount of such Indebtedness (together with all other then outstanding Indebtedness incurred by such Subsidiary and all other Subsidiaries pursuant to this clause (iii) and together with all then outstanding Indebtedness encumbered by liens permitted by subsection 3.7(7)) in the aggregate does not exceed 10% of Consolidated Net Tangible Assets.

          Section 3.9  Limitation on Sale and Lease-Back.  The Issuer will not,
                       ---------------------------------
nor will it permit any Subsidiary to, enter into directly or indirectly any arrangement with any person (other than the Issuer or any Subsidiary) providing for the leasing by the Issuer or a Subsidiary of any Property (except for temporary leases for a term, including any renewal thereof, of not more than three years), which Property has been or is to be sold or transferred by the Issuer or such Subsidiary to such person (herein referred to as a "Sale and Lease-Back Transaction"), unless either (1) the Issuer or such Subsidiary would be entitled, pursuant to the provisions of Sections 3.7 and 3.8, to incur Indebtedness secured by a lien on the Property to be leased equal to or exceeding the amount of the net proceeds received by the Issuer or such Subsidiary with respect to such Sale and Lease-Back Transaction or (2) within 90 days after the effective date of any such Sale and Lease-Back Transaction, the Issuer or such Subsidiary applies an amount (net of applicable taxes) equal to the greater of (x) the net proceeds of such sale or transfer and (y) the fair value at the time of the transaction (as determined by the Board of Directors) of the Property so leased to either (i) the retirement (other than any mandatory retirement) of any funded Indebtedness of the Issuer or any Subsidiary which by its terms is senior to, or pari passu with, the Securities or (ii) in lieu of
                           ---- -----
applying all or any part of such proceeds to such retirement, the Issuer may deliver Securities to the Trustee for cancellation and an amount equal to the principal amount of the Securities so delivered shall be credited to the obligation of the Issuer to apply such proceeds as aforesaid.

          Section 3.10  Corporate Existence.  Subject to Article Nine, the
                        -------------------
Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to
                --------  -------
preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.


                                ARTICLE FOUR

                    SECURITYHOLDERS LISTS AND REPORTS BY
                         THE ISSUER AND THE TRUSTEE
                    ------------------------------------


          Section 4.1  Issuer to Furnish Trustee Information as to Names and
                       -----------------------------------------------------
Addresses of Securityholders.  If and so long as the Trustee shall not be the
- ----------------------------
Security registrar for any particular
series of Securities, the Issuer and any other obligor on such series of Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of such series of Securities pursuant to Section 312 of the Trust Indenture Act of 1939 (a) not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and semi-annually on dates to be determined pursuant to Section 2.3 for non-interest bearing Securities in each year, but in no event less frequently than semi-annually, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished. The Trustee shall preserve, in as current a form as is reasonably practicable, all such information so furnished to it or received by it in the capacity of paying agent.

          Section 4.2  Reports by the Issuer.  The Issuer covenants to file with
                       ---------------------
the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports that the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or pursuant to Section 314 of the Trust Indenture Act of 1939. The Issuer shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act of 1939.

          Section 4.3  Reports by the Trustee.  Any Trustee's report required
                       ----------------------
under Section 313 of the Trust Indenture Act of 1939 shall be transmitted, or filed as the case may be, on or before September 1 in each year beginning September 1, 1993, as provided in Sections 313(c) and 313(d) of the Trust Indenture Act of 1939, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto.

          Section 4.4  Communication by Holders with Other Holders.
                       -------------------------------------------
Securityholders of each series may communicate pursuant to Section 312(b) of the Trust Indenture Act of 1939 with other Securityholders of such series with respect to their rights under this Indenture or the Securities of such series. The Issuer, the Trustee and other persons shall have the protection of Section 312(c) of the Trust Indenture Act of 1939.

                                ARTICLE FIVE

                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT
                 -------------------------------------------


          Section 5.1  Event of Default Defined;  Acceleration of Maturity;
                       ----------------------------------------------------
Waiver of Default.  "Event of Default" with respect to any particular series of
- -----------------
Securities (unless otherwise specified in respect to any particular series of Securities pursuant to Section 2.3) wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any installment of interest upon any Security of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

               (b) default in the payment of all or any part of the principal on any Security of that series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise or default in the deposit of any sinking fund payment when and as due by the terms of any Security of such series;

               (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in such Securities (other than a covenant or warranty in respect of such Securities, a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or in this Indenture continued for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee for the Securities of such series, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series affected thereby;

               (d) (i) an event of default or any other event shall occur or condition shall exist (if the effect of such event of default or other event or condition is to accelerate, or to permit the acceleration of, the maturity of Indebtedness of the Issuer or its Subsidiaries) under any agreement or instrument relating to such Indebtedness in a principal amount of at least $10,000,000; or any such Indebtedness shall otherwise be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (ii) failure on the part of the Issuer to make any payment of principal or interest or any payment under a guarantee in respect of any Indebtedness in each case in an amount of at least $10,000,000 on the date such payment is due (or within any grace period specified in the agreement or other instrument governing such Indebtedness);

               (e) any final non-appealable judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Issuer and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

               (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

               (g) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors;

               (h) if the Issuer ceases, or issues a press release or files a Current Report on Form 8-K (or successor form) pursuant to the Securities Exchange Act of 1934, as amended, stating that it intends to cease, to carry on the papermaking business, except in accordance with Section 9.1 hereof, or all or a substantial part of the Company's assets are seized or appropriated; or

               (i) any other event of default established by or pursuant to a Board Resolution, an Officer's Certificate or in the supplemental indenture under which such series of Securities are issued or in the form of such Security.

          Section 5.2  Acceleration of Maturity; Recission and Annulment.  If an
                       -------------------------------------------------
Event of Default described in clause (f), (g) or (h) occurs and is continuing, then, and in each and every such case, the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and the interest accrued thereon, if any, shall become immediately due and payable.

          If an Event of Default with respect to a particular series of Securities described in clauses (a), (b), (c), (d), (e) or (i) occurs and is continuing, then, and in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of that series) of any particular series of Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the terms of such series to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of such series of Securities then Outstanding, by written notice to the Issuer and to the Trustee, may rescind and annul such declaration and its consequences but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities of a particular series shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of any such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

          Section 5.3  Collection of Indebtedness by Trustee; Trustee May Prove
                       --------------------------------------------------------
Debt.  (a) The Issuer covenants that (i) in case default shall be made in the
- ----
payment of any installment of interest on any series of Securities when such interest shall have become due and payable and such default shall have continued for a period of 30 days or (ii) in case default shall be made in the payment of all or any part of the principal of any series of Securities when the same shall have become due and payable, whether upon maturity of such series of Securities or upon any redemption or by acceleration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of such series of Securities the whole amount that then shall have become due and payable on all such Securities for principal or interest as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity in the case of Original Issue Discount Securities) specified in such series of Securities); and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any reasonable expenses and liabilities incurred, and all reasonable disbursements and advances made, by the

Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on such Securities to the registered Holders, whether or not such Securities are overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such series of Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such series of Securities, wherever situated, the moneys adjudged or decreed to be payable.

          (b) If an Event of Default specified in Section 5.1(a) or (b) occurs and is continuing with respect to a series of Securities and the Issuer fails to pay such amounts forthwith upon demand, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer for the collection of such sums due and unpaid.

          Section 5.4   Trustee May File Proofs of Claim.  In case there shall
                        --------------------------------
be pending proceedings relative to the Issuer or any other obligor upon any Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for, or taken possession of, the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon such Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee (irrespective of whether the principal of any such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section) shall be entitled and empowered, by intervention in such proceedings or otherwise:

               (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) owing and unpaid in respect of such Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all disbursements and advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders of such Securities allowed in any judicial proceedings relative to the Issuer or other obligor upon such Securities, or to the creditors or property of the Issuer or such other obligor;

               (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of such Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

               (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf;

and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders of such series to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due the Trustee under Section 6.6 in each case except as a result of negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder of such series any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          Section 5.5  Trustee May Enforce Claims without Possession of
                       ------------------------------------------------
Securities.  All rights of action and of asserting claims under this Indenture,
- ----------
or under any of the Securities may be enforced by the Trustee without the possession of any of the

Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, compensation and advances of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

          Section 5.6  Application of Proceeds.  Any moneys collected by the
                       -----------------------
Trustee pursuant to this Article in respect of any particular series of Securities shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses with respect to such series in respect of which monies have been collected, including payment of all amounts due the Trustee and each predecessor Trustee under Section 6.6, and all advances made by the Trustee and each predecessor Trustee and their respective agents and attorneys except as a result of negligence or bad faith;

          SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

          Section 5.7  Suits for Enforcement.  In case an Event of Default has
                       ---------------------
occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Section 5.8  Restoration of Rights on Abandonment of Proceedings.  In
                       ---------------------------------------------------
case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          Section 5.9  Limitations on Suits by Securityholders.  No Holder of
                       ---------------------------------------
any Security of any particular series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless an Event of Default with respect to that series shall have occurred and be continuing and such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 5.13; it being understood and intended, and being expressly covenanted by the Holder of every Security with every other Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of a particular series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given at law or in equity.

          Section 5.10  Unconditional Right of Securityholders to Institute
                        ---------------------------------------------------
Certain Suits.  Notwithstanding any other provision in this Indenture and any
- -------------
provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          Section 5.11  Powers and Remedies Cumulative; Delay or Omission Not
                        -----------------------------------------------------
Waiver of Default.  Except as provided in Section 5.9, no right or remedy herein
- -----------------
conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.12  Delay or Omission Not Waiver.  No delay or omission of
                        ----------------------------
the Trustee or of any Holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.9, every right, power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities.

          Section 5.13  Control by Holders of Securities.  The Holders of a
                        --------------------------------
majority in aggregate principal amount of the Securities of any particular series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall
                                             --------
not be otherwise than in accordance with law and the provisions of this Indenture and, provided, further, that (subject to the provisions of Section
               --------  -------
6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officer of the Trustee shall determine that the action or proceedings so directed would expose the Trustee to any liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

          Section 5.14  Waiver of Past Defaults.  Prior to the acceleration of
                        -----------------------
the maturity of any Securities of any particular series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing may on behalf of the Holders of all such Securities of such series, upon written notice to the Trustee, waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and Holders of all such Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Section 5.15  Trustee to Give Notice of Default, but may Withhold in
                        ------------------------------------------------------
Certain Circumstances.  The Trustee shall, within 90 days after the occurrence
- ---------------------
of any default with respect to the Securities of any particular series, give notice of such default known to the Trustee to all Holders of Securities of such series in the manner and to the extent provided in Sections 3.4 and 11.4, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except
                                                          --------
in the case of default in the payment of the principal of or interest on any of the Securities, or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

          Section 5.16  Right of Court to Require Filing of Undertaking to Pay
                        ------------------------------------------------------
Costs.  The parties to this Indenture agree, and each Holder of any Security by
- -----
his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities of a particular series Outstanding or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.



                                 ARTICLE SIX

                           CONCERNING THE TRUSTEE
                           ----------------------


          Section 6.1  Duties and Responsibilities of the Trustee; During
                       --------------------------------------------------
Default; Prior to Default.  The Trustee, prior to the occurrence of an Event of
- -------------------------
Default with respect to the Securities of any particular series and after the curing or waving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of any particular series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any particular series and after the curing or waiving of all such Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

          The provisions of this Section 6.1 are in furtherance of and subject to Section 315 of the Trust Indenture Act of 1939.

          Section 6.2  Certain Rights of the Trustee.  In furtherance of and
                       -----------------------------
subject to the Trust Indenture Act of 1939, and subject to Section 6.1:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in any such document;

               (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

               (d) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

               (e) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security and indemnity reasonably satisfactory to the Trustee against any costs, expenses and liabilities which might be incurred therein or thereby;

               (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

               (g) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities of a series then Outstanding; provided that, if the payment
                                                  --------
     within a reasonable time to the Trustee of the costs, expenses, or liabilities (including, without limitation reasonable fees and expenses of counsel) which are likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security and indemnity afforded to it by the terms of this Indenture, the Trustee may require indemnity and security reasonably satisfactory to it against such costs, expenses or liabilities as a condition to proceeding; all such costs and expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

               (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          Section 6.3  Trustee Not Responsible for Recitals, Disposition of
                       ----------------------------------------------------
Securities or Application of Proceeds Thereof.  The recitals contained herein
- ---------------------------------------------
and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          Section 6.4  Trustee and Agents May Hold Securities; Collections, etc.
                       ---------------------------------------------------------
The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent; provided, however, that the Trustee must comply with Section 6.13.
       --------  -------

          Section 6.5  Moneys Held by Trustee.  Subject to the provisions of
                       ----------------------
Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

          Section 6.6  Compensation and Indemnification of Trustee and Its Prior
                       ---------------------------------------------------------
Claim.  The Issuer covenants and agrees to pay to the Trustee from time to time,
- -----
and the Trustee shall be entitled to, reasonable compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify and hold harmless the Trustee and each predecessor Trustee, and the directors, officers, employees and agents of each thereof, for and against, any and all loss, liability or expense incurred without negligence or bad faith on such party's part (including, without limitation, reasonable fees and expenses of its counsel), arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for losses, costs, liabilities, expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities, and the Securities are hereby subordinated to such senior claim and the Trustee shall have a lien therefor prior to the Securities on all such property and funds. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(f) or Section 5.1(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          Section 6.7  Right of Trustee to Rely on Officer's Certificate, etc.
                       ------------------------------------------------------
Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          Section 6.8  Persons Eligible for Appointment as Trustee;
                       --------------------------------------------
Disqualification.  This Indenture shall always have a Trustee who satisfies the
- ----------------
requirements of Section 310(a) of the Trust Indenture Act of 1939. The Trustee shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $10,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have a place of business in the Borough of Manhattan, the City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8 the Trustee shall resign immediately in the manner and with the effect specified in Section 6.9.

          No obligor upon the Securities or person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee for any series of Securities.

          The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939.

          The provisions of this Section 6.8 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act of 1939.

          Section 6.9  Resignation and Removal; Appointment of Successor
                       -------------------------------------------------
Trustee.

               (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to the Securities by giving written notice of resignation to the Issuer and by mailing notice of such resignation to the Holders of then Outstanding Securities at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the Securities by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to the Securities and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may,
     ---- ----
     subject to the provisions of Section 5.16, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b)  In case at any time any of the following shall occur:

                    (i)  the Trustee shall fail to comply with the provisions of
          Section 310(b) of the Trust Indenture Act of 1939 with respect to the Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or
                                        ---- ----
          Securities for at least six months; or

                    (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.8 and Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                    (iii) the Trustee shall become incapable of acting with respect to the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                    (iv) the Trustee and the Issuer fail to agree on the Trustee's fees after good faith negotiations;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 315(a) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a
                                                         ---- ----
Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to the Securities. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

               (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

               (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 6.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.10.

          Section 6.10  Acceptance of Appointment by Successor Trustee.  Any
                        ----------------------------------------------
successor trustee appointed as provided in Section 6.9 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to the Securities shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to the Securities of its predecessor hereunder, with like effect as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, duly assign, transfer and deliver to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim and lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.6.

          If a successor trustee is appointed with respect to the Securities, the Issuer, the predecessor Trustee and each successor trustee shall execute and deliver an indenture supplemental hereto which shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder.

          No successor trustee with respect to the Securities shall accept appointment as provided in this Section 6.10 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.8.

          Upon acceptance of appointment by any successor trustee as provided in this Section 6.10, the Issuer shall give notice thereof to the Holders of Securities, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.9. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

          Section 6.11  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business of Trustee.  Any corporation into which the Trustee may be merged or
- -------------------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                          --------
corporation shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the Trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name or any predecessor Trustee hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any
      --------
predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 6.12  Appointment of Authenticating Agent.  As long as any
                        -----------------------------------
Securities remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section 6.8 with respect to the Trustee) and subject to supervision or examination by Federal or state authority.

          Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

          Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may, with the approval of the Issuer, appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities in the manner and to the extent provided in

Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent from time to time reasonable compensation. The Authenticating Agent for the Securities shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

          Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.

          Section 6.13  Preferential Collection of Claims Against the Company.
                        -----------------------------------------------------
The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.


                                ARTICLE SEVEN

                       CONCERNING THE SECURITYHOLDERS
                       ------------------------------


          Section 7.1  Evidence of Action Taken by Securityholders.  Any
                       -------------------------------------------
request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of Securities of any particular series, including but not limited to the matters set forth in Sections 5.9 and 5.10, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders of such series in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

          Section 7.2  Proof of Execution of Instruments and of Holding of
                       ---------------------------------------------------
Securities.  Subject to Sections 6.1 and 6.2, the execution of any instrument by
- ----------
a Securityholder or his agent or proxy may be proved in the following manner:

               (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgements of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the person so executing such instrument and the amount and numbers of any Security or Securities may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other reasonable manner which the Trustee may deem sufficient.

               (b) The principal amount and the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

          The Issuer may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action referred to in Section 7.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Securities of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

          Section 7.3  Holders to Be Treated as Owners.  The Issuer, the Trustee
                       -------------------------------
and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          Section 7.4  Securities Owned by Issuer Deemed Not Outstanding.  In
                       -------------------------------------------------
determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any particular series have concurred in any direction, consent or waiver under the Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on such Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.
Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          Section 7.5  Principal Amount of Original Issue Discount Securities.
                       ------------------------------------------------------
In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the maturity date thereof pursuant to
Section 5.2 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

          Section 7.6  Right of Revocation of Action Taken.  At any time prior
                       -----------------------------------
to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any particular series, specified in this Indenture in connection with such action, any Holder of a Security of such series the serial number of which is shown by the evidence to be included among the serial numbers of the Securities of such series the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security to the extent such Security would be deemed to be Outstanding pursuant to Section 7.4. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any particular series, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities of such series affected by such action.


                                ARTICLE EIGHT

                           SUPPLEMENTAL INDENTURES
                           -----------------------


          Section 8.1  Supplemental Indentures Without Consent of
                       ------------------------------------------
Securityholders.  The Issuer, when authorized by a resolution of its Board of
- ---------------
Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

               (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

               (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

               (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities of any particular series and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such
                                    --------
     additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

               (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such provisions shall
                                      --------
     adversely affect the interests of the Holders of the Securities;

               (e) to establish the forms of Securities as permitted by Sections 2.1 and 2.3;

               (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.10;

               (g) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed;

               (h) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 10.1;

     provided, however, that any such action shall not adversely affect the
     --------  -------
     interests of the Holders of Securities of such series or any other series of Securities in any material respect; and

               (i) to add to or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

          The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

          Section 8.2  Supplemental Indentures with Consent of Securityholders.
                       -------------------------------------------------------
With the consent (evidenced as provided in Article Seven) of the Holders of not less than a two-thirds in aggregate principal amount of the Securities of each affected series at the time Outstanding by such supplemental indenture, the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each affected series; provided that no such supplemental indenture shall (a) change
                 --------
the final maturity of any security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities of such series or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.2 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or change the place at which principal of or interest on the Securities of such series is payable, or alter the provisions of Sections 5.10, 5.14, 11.11 or 11.12 or impair or affect the right of any Holder of Securities of such series to institute suit for the payment thereof or, if the Securities of such series provide therefor, any right of repayment at the option of the Holder of Securities of such series, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage in principal amount of Securities of such series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture of certain defaults hereunder and their consequences) without the consent of the Holders of each Security so affected, or (c) modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

          Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities of each affected series as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee in its discretion may, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof to the Holders of then Outstanding Securities affected, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, and such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 8.3  Effect of Supplemental Indenture.  Upon the execution of
                       --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 8.4  Documents to Be Given to Trustee.  The Trustee for any
                       --------------------------------
series of Securities, subject to the provisions of Section 6.1 and 6.2, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

          Section 8.5  Notation on Securities in Respect of Supplemental
                       -------------------------------------------------
Indentures.  Securities authenticated and delivered after the execution of any
- ----------
supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.

          Section 8.6  Conformity with Trust Indenture Act.  Every supplemental
                       -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect. The Trustee shall receive an Opinion of Counsel and an Officer's Certificate prepared in accordance with Section 11.5 as conclusive evidence that each supplemental indenture executed pursuant to this Article 8 complies with the requirements of this Article 8 and the Trust Indenture Act of 1939.


                                ARTICLE NINE

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                  -----------------------------------------


          Section 9.1  Issuer May Consolidate, etc. on Certain Terms.  The
                       ---------------------------------------------
Issuer shall not consolidate with or merge into any other corporation or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its properties or assets in one transaction or a series of related transactions to any person unless:

               (1) the corporation formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the transferee or successor corporation, if other than the Issuer, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee for each series of Securities, in form satisfactory to each such Trustee, the due and punctual payment of the principal of and interest, if any, (including all additional amounts, if any, payable pursuant to this Indenture) on all the Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default with respect to any series of Securities, and no event which, after notice or lapse of time or both, would become an Event of Default with respect to any series of Securities, shall have happened and be continuing; and

               (3) the Issuer has delivered to the Trustee for each series of Securities an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with the applicable provisions of this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 9.2  Successor Issuer Substituted.  In case of any such
                       ----------------------------
consolidation, merger, sale or conveyance and upon the assumption by the successor corporation by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the Issuer and the predecessor Issuer shall thereupon be released from all obligations hereunder and under the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating

Agent on its behalf shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee or the Authenticating Agent on its behalf for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent on its behalf for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.


                                 ARTICLE TEN

                  SATISFACTION AND DISCHARGE OF INDENTURE;
                               CLAIMED MONEYS
                  ----------------------------------------


          Section 10.1  Satisfaction and Discharge of Securities of any Series.
                        ------------------------------------------------------
(A) If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities Outstanding hereunder of any particular series (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any particular series theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) in the case of Securities of any particular series where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (ii) below,

               (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption;

               (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or, in the case of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations") maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, in whole, the principal and interest on all Securities of such series on each date that such principal or interest is due and payable; and

              (iii) if, in the case of clause (c), (1) the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer; (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any agreement or instrument to which the Issuer is a party or by which it is bound; (3) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (I) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (II) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of the affected series appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit defeasance and discharge had not occurred;
     (4) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the deposit contemplated by clause (c) of this Section 10.1(A) have been complied with; (5) such deposit shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer; and (6) such deposit shall not cause any Securities then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted;

then the Issuer shall be deemed to have satisfied and discharged the entire Indebtedness on all the Securities of such series and this Indenture shall cease to be of further effect with respect to the Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities of such series to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Issuer under Section 3.2) and, so long as no Event of Default shall be continuing, the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel which comply with Section 11.5 and at the reasonable cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging of this Indenture with respect to the Securities of the affected series; provided that the rights of Holders of
                                          --------
the Securities of such series to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which such Securities are listed. The Issuer agrees to reimburse the Trustee for any reasonable costs or expenses (including, without limitation, reasonable fees and expenses of counsel) thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

          Notwithstanding the satisfaction and discharge of this Indenture, (i) any obligations of the Issuer under Sections 2.8 (other than the first paragraph of Section 2.8), 2.9, 2.11, 3.2, 4.1 and 6.9 shall survive for a period of three years after the date upon which principal and interest on such series of Securities shall have been paid (provided such three year period will not include such time as the Trustee or any paying agent is unable to apply any money by reason of any order or judgment of any court or government authority as described in Section 10.7) and (ii) any obligations of the Issuer to the Trustee under Sections 6.6 and 11.12 and the first paragraph of Section 2.8 and the obligations of the Issuer and the Trustee for any series of Securities under
Article 10 and any rights of the Holders of the Securities under Section 10.5 shall survive.

          (B) The Issuer shall be released from its obligations under Sections 3.6, 3.7, 3.8, 3.9 and 3.10 with respect to the

Securities of any particular series Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of the affected series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Sections, whether directly or indirectly by reason of any reference elsewhere herein to such Sections or by reason of any reference in such Sections to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default with respect to such series of Securities under Section 5.1, but the remainder of this Indenture and such Securities shall be unaffected thereby. The following shall be the conditions to application of this subsection (B) of this Section 10.1:

               (a) The Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of the affected series, (i) cash in an amount, or (ii) in the case of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, in whole, the principal and interest on all Securities of the affected series.

               (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of the affected series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(f) and (g) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer.

               (d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

               (e) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

               (f) The Issuer shall have delivered to the Trustee an Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Securities of the affected series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (g) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

          Section 10.2  Satisfaction and Discharge of Indenture.  Upon
                        ---------------------------------------
compliance by the Issuer with the provisions of Section 10.1(A) as to the satisfaction and discharge of each series of Securities issued hereunder, and if the Issuer has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Issuer Order and receipt of an Opinion of Counsel and an Officer's Certificate, stating that all conditions precedent provided for in this Indenture relating to such proposed action have been complied with, the Trustees for all series of Securities (at the expense of the Issuer) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

          Notwithstanding the satisfaction and discharge of this Indenture, (i) any obligations of the Issuer under Sections 2.8 (other than the first paragraph of Section 2.8), 2.9, 2.11, 3.2, 4.1 and 6.9 shall survive for a period of three years after the date upon which principal and interest on such series of Securities shall have been paid (provided such three year period will not include such time as the Trustee or any paying agent is unable to apply any money by reason of any order or judgment of any court or government authority as described in Section 10.7) and (ii) any obligations of the Issuer to the Trustee under Sections 6.6 and 11.12 and the first paragraph of Section 2.8 and the obligations of the Issuer and the Trustee for any series of Securities under
Article 10 and any rights of the Holders of the Securities under Section 10.5 shall survive.

          Section 10.3  Application by Trustee of Funds Deposited for Payment of
                        --------------------------------------------------------
Securities.  Subject to Section 10.4, all moneys deposited with the Trustee
- ----------
pursuant to Section 10.1 shall be held in trust and applied by it to the payment to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

          Section 10.4  Repayment of Moneys Held by Paying Agent.  In connection
                        ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to all Securities issued hereunder, all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          Section 10.5  Return of Moneys Held by Trustee and Paying Agent
                        -------------------------------------------------
Unclaimed for Two Years.  Any moneys deposited with or paid to the Trustee or
- -----------------------
any paying agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable (provided such two year period will not include such time as the Trustee or any paying agent is unable to apply any money by reason of any order or judgment of any court or government authority as described in Section 10.7), shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and the Holder of the Securities shall be entitled thereafter to look only to the Issuer (subject to applicable escheat or abandoned property or unclaimed property law) with respect to any payment which such Holder may be entitled to collect hereunder, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent,
                 --------  -------
before being required to make any such repayment with respect to moneys deposited with it for any payment in respect of Securities, shall at the expense of the Issuer, mail by first-class mail to Holders of such affected Securities at their addresses as they shall appear on the Security register, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

          Notwithstanding any provision to the contrary in this Section 10.5 the Issuer shall not take any action under this Section 10.5 with respect to the Securities of any series which is in violation of the rules or requirements of any stock exchange on which the Securities of such series are listed.

          Section 10.6  Indemnity for U.S. Government Obligations.  The Issuer
                        -----------------------------------------
shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to
Section 10.1 or the principal or interest received in respect of such Obligations.

          Section 10.7  Reinstatement Provision.  If the Trustee or any paying
                        -----------------------
agent is unable to apply any money in accordance with this Article 10 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application then the Issuer's obligations under this Indenture and the Securities of the affected series shall be revived and reinstated as though no deposit had occurred pursuant to Section
10.1 until such time as the Trustee or such paying agent is permitted to apply all such money in accordance with Section 10.2; provided, however, that if the
                                                --------  -------
Issuer makes any payment of interest on or principal of any Security of the affected series following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or such paying agent.


                               ARTICLE ELEVEN

                          MISCELLANEOUS PROVISIONS
                          ------------------------


          Section 11.1  Incorporators, Stockholders, Officers and Directors of
                        ------------------------------------------------------
Issuer Exempt From Individual Liability.  No recourse under or upon any
- ---------------------------------------
obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

          Section 11.2  Provisions of Indenture for the Sole Benefit of Parties
                        -------------------------------------------------------
and Holders of Securities.  Nothing in this Indenture or in the Securities,
- -------------------------
express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

          Section 11.3  Successors and Assigns of Issuer Bound by Indenture.
                        ---------------------------------------------------
All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 11.4  Notices and Demands on Issuer, Trustee and Holders of
                        -----------------------------------------------------
Securities.  Any notice or demand which by any provision of this Indenture is
- ----------
required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to P. H. Glatfelter Company, 228 South Main Street, Spring Grove, Pennsylvania 17362, Attention: Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to Wachovia Bank of Georgia, N.A., 191 Peachtree Street, Twenty-Second Floor, Atlanta, Georgia 30303-1757, Attention: Corporate Trust Department.

          Notice to Holders of Securities shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 11.5  Officer's Certificates and Opinions of Counsel;
                        -----------------------------------------------
Statements to Be Contained Therein.  Upon any application or demand by the
- ----------------------------------
Issuer to the Trustee to take any action under any of the provisions of this Indenture or any supplemental indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person giving such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representation with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, on information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

          Section 11.6  Payments Due on Saturdays, Sundays and Holidays.  If the
                        -----------------------------------------------
date of maturity of interest on or principal of the Securities or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the intervening period.

          Section 11.7  Conflict of Any Provision of Indenture with Trust
                        -------------------------------------------------
Indenture Act of 1939.  If and to the extent that any provision of this
- ---------------------
Indenture limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by any of the provisions of the Trust Indenture Act of 1939, such imposed duties or incorporated provision shall control.

          Section 11.8  New York Law to Govern.  This Indenture and each
                        ----------------------
Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

          Section 11.9  Counterparts.  This Indenture may be executed in any
                        ------------
number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 11.10  Effect of Headings.  The Article and Section headings
                         ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 11.11  Securities in a Foreign Currency or in ECU.  Unless
                         ------------------------------------------
otherwise specified in an Officer's Certificate delivered pursuant to Section
2.3 of this Indenture with respect to the Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of the Securities and, at such time, there are Outstanding Securities which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the
                                                   --------  -------
case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in the City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECUs, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

          All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding on the Issuer and all Holders.

          Section 11.12  Judgment Currency.  The Issuer agrees to the fullest
                         -----------------
extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency") the rate of exchange used shall be the rate at which in accordance with normal banking procedures the

Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for and other sum due under this Indenture. For purposes of the forgoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                        P. H. GLATFELTER COMPANY


                                        By: /s/ M.A. Johnson II
                                            -------------------
                                        Name: M. A. Johnson II
                                        Title: Executive Vice
                                           President, Treasurer
                                           and Chief Financial
                                           Officer

[CORPORATE SEAL]

Attest:


By:  /s/ R.S. Wood
     -------------
     Secretary


                                        WACHOVIA BANK OF GEORGIA,
                                          N.A., Trustee


                                        By: /s/ J.A. Shaw
                                            -------------
                                        Name: J. A. Shaw
                                        Title: Vice President

[CORPORATE SEAL]

Attest:


By: /s/ George T. Hogan
    ------------------------
    Assistant Vice President

STATE OF                       )
                               )  ss.:
COUNTY OF                      )



          On this 25th day of February, 1993 before me personally came M. A. Johnson II, to me personally known, who, being by me duly sworn, did depose and say that he is the Executive Vice President, Treasurer and Chief Financial Officer of P. H. Glatfelter Company, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[NOTARIAL SEAL]

                                        /s/ Jacqueline Giura
                                        --------------------
                                            Notary Public

STATE OF                    )
                            )  ss.:
COUNTY OF                   )



          On this 25th day of February, 1993 before me personally came J.A. Shaw, to me personally known, who, being by me duly sworn, did depose and say that he is a Vice President of Wachovia Bank of Georgia, N.A., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[NOTARIAL SEAL]

                                        /s/ Barbara A. Connor
                                        ---------------------
                                            Notary Public